UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2021

Sagaliam Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41182	86-3006717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Barry Kostiner

1800 Avenue of the Stars, Suite 1475

Los Angeles, CA 900067

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (213) 616-0011

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one Right	SAGAU	The Nasdaq Stock Market LLC

Class A common stock included as part of the units	SAGA	The Nasdaq Stock Market LLC

Rights included as part of the units	SAGAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 23, 2021, Sagaliam Acquisition Corp., a Delaware corporation (the “Company”), consummated its initial public offering (the “IPO”) of 11,500,000 units (the “Units”), including 1,500,000 Units issued to underwriters upon full exercise of their over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one right of the Company (“Right”), with each Right entitling the holder thereof to receive one-eighth (1/8) of one share of Class A Common Stock upon consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-256473) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 25, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated December 20, 2021, by and between the Company and EF Hutton, division of Benchmark Investments, LLC, the representative of several underwriters named therein, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.
●	A Rights Agreement, dated December 20, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.
●	A Letter Agreement, dated December 20, 2021, by and among the Company, its officers and directors and the Company’s sponsor, Sagaliam Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
●	An Investment Management Trust Agreement, dated December 20, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.
●	A Registration Rights Agreement, dated December 20, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
●	A Private Placement Units Purchase Agreement, dated December 20, 2021 (the “Unit Subscription Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.
●	An Administrative Support Agreement, dated December 20, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Unit Subscription Agreement, the Company completed the private sale of 400,000 units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,000,000. The Private Placement Units are identical to the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2021, in connection with the IPO, George Caruolo, Gabriel Del Virginia and Glauco Lolli-Ghetti were appointed to the board of directors of the Company (the “Board”). Messrs. Caruolo, Del Virginia and Lolli-Ghetti are independent directors. Effective December 20, 2021, Messrs. Caruolo, Del Virginia and Lolli-Ghetti were appointed to the Board’s Audit Committee, and Messrs. Del Virginia and Lolli-Ghetti were appointed to the Board’s Compensation Committee, with Mr. Caruolo serving as chair of the Audit Committee and Mr. Del Virginia serving as chair of the Compensation Committee. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

On December 20, 2021, in connection with their appointments to the Board, each member of the Board entered into the Letter Agreement as well as an indemnity agreement with the Company in the forms previously filed as Exhibits 10.1 and 10.7, respectively, to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.7 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $116,150,000 of the proceeds from the IPO and the sale of the Private Placement Units, was placed in a U.S.-based trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 12 months (or 13 to 18 months, as applicable) from the closing of the IPO, or (B) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, and (iii) the redemption of all of the Company’s public shares if it has not completed the initial business combination within 12 months from the closing of the IPO (or 13 to 18 months, as applicable), subject to applicable law.

On December 20, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 23, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 20, 2021, by and between the Company and EF Hutton, a division of Benchmark Investments, Inc.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Rights Agreement, dated December 20, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.

10.1	Letter Agreement, dated December 20, 2021, by and among the Company, its officers and directors, EF Hutton, a division of Benchmark Investments, Inc., and the Sponsor.

10.2	Investment Management Trust Agreement, dated December 20, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated December 20, 2021, by and among the Company and certain security holders.

10.4	Unit Subscription Agreement, dated December 20, 2021, by and between the Company and the Sponsor.

10.5	Administrative Support Agreement by and between the Company and the Sponsor.

99.1	Press Release, dated December 20, 2021.

99.2	Press Release, dated December 23, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2021

SAGALIAM ACQUISITION CORP.

By:	/s/ Barry Kostiner
Barry Kostiner
Chief Executive Officer